UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 23, 2007



                    FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.
             (Exact name of registrant as specified in its charter)

          Bermuda                 333-141128-05               98-0522138
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                   Identification Number)
      incorporation)

               6501 William Cannon Drive West, Austin, Texas 78735
          (Address of principal executive offices, including zip code)
       Registrant's telephone number, including area code: (512) 895-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2--Financial Information.

Item 2.02.  Results of Operations and Financial Condition.

     On October 23, 2007, Freescale Semiconductor Holdings I, Ltd. issued a press release announcing its financial results for the fiscal quarter ended September 28, 2007. A copy of the press release is attached as Exhibit 99.1 to this report.

     The information in this Report and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Section 9--Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

   (d) Exhibits

   99.1     Press release dated October 23, 2007.*

   *This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.



                              By:   /s/ Mark Mouritsen
                                   ---------------------------------------------
                              Name: Mark Mouritsen
                              Title: Assistant Secretary


Date:  October 23, 2007.

                                  Exhibit Index


  Exhibit Number                        Description
----------------   -------------------------------------------------------------
       99.1        Press release dated October 23, 2007.*


                   *This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.